CALVERT LONG-TERM INCOME FUND

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

each dated February 1, 2020

The following changes will be effective on or about February 1, 2021:

•	The Fund will change its name to Calvert Core Bond Fund.
•	The Fund’s investment objective will be to seek total return with an emphasis on income.
•	The Fund’s principal investment strategy will be revised. Among other changes, the Fund will invest at least 80% of its net assets in investment grade, U.S. dollar-denominated (“USD”) debt securities, as assessed at the time of purchase. In addition, under normal circumstances, the Fund will have a dollar-weighted average effective portfolio maturity of between four and ten years. The Fund will invest up to 5% of its net assets in below-investment grade, high-yield debt instruments (commonly known as “junk bonds”), as assessed at time of purchase, including distressed instruments that are in default. Although the Fund will invest up to 25% of its net assets in USD foreign debt securities and American Depositary Receipts (“ADRs”), it will not invest more than 5% of its net assets in non-USD foreign debt securities and ADRs.
•	The Fund’s primary performance benchmark will be the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s Summary Prospectus, Prospectus and Statement of Additional Information will be updated to reflect these and other updates and changes on or about February 1, 2021.

September 23, 2020	36589 9.23.20